UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2012

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	262749336
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE

Atlanta, GA 30309

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with Invesco Mortgage Capital Inc.’s (the “Company”) plans to commence a public offering of an initial issuance of Series A Cumulative Redeemable Preferred Stock, the Company disclosed in its preliminary prospectus, dated July 19, 2012, that it estimates that, when finally determined, the Company’s book value per share as of June 30, 2012 will be in the range of $18.38 to $18.42 and that its leverage ratio as of June 30, 2012 will be approximately 6.3x debt to equity. In addition, the Company disclosed that it expects its net income for the second quarter of 2012, determined in accordance with GAAP, will be in the range of $0.65 to $0.69 per share.

Management has made preliminary estimates of the Company’s earnings per share for the quarter ended June 30, 2012 and the Company’s book value and leverage ratio as of June 30, 2012. The preliminary estimates are subject to revision as the Company prepares its interim financial statements, including all disclosures required by accounting principles generally accepted in the United States, or U.S. GAAP, as of and for the quarter ended June 30, 2012 and as the Company’s auditors conduct their review of these interim financial statements. Factors that could cause the preliminary estimates to differ include, but are not limited to: (i) additional adjustments in the calculation of financial results for, or book value as of, the quarter-end date, (ii) discovery of new information that alters expectations about second quarter results or impacts valuation methodologies underlying these results, (iii) errors in the assessment of portfolio value, and (iv) accounting changes required by U.S. GAAP.

This Form 8-K may include statements and information that constitute “forward-looking statements” within the meaning of the U.S. securities laws. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, targets, expectations, anticipations, assumptions, estimates, intentions and future performance. In addition, words such as “will,” “expects” and “plans,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. There can be no assurance that actual results will not differ materially from our expectations. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks identified under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our registration statement on Form S-3ASR (Commission File No. 333-174598), our annual report filed on Form 10-K and quarterly report on Form 10-Q, which are incorporated by reference in the prospectus supplement and the accompanying prospectus, and which are available on the Securities and Exchange Commission’s website at www.sec.gov. All written or oral forward-looking statements that we make, or that are attributable to us, are expressly qualified by this cautionary notice. We expressly disclaim any obligation to update the information in any public disclosure if any forward-looking statement later turns out to be inaccurate, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

July 19, 2012	By:	/s/ Donald R. Ramon
	Name:	Donald R. Ramon
	Title:	Chief Financial Officer